Exhibit 10.8

EXECUTION VERSION

SECURITY AGREEMENT

DATED 30 SEPTEMBER 2010

BETWEEN

THE CHARGORS

and

WILMINGTON TRUST FSB

as collateral agent

Allen & Overy LLP

THIS SECURITY AGREEMENT is dated 30 September 2010

BETWEEN:

(1)	THE COMPANIES listed in Schedule 1 as chargors (each a Chargor);

(2)	WILMINGTON TRUST FSB (the Collateral Agent) as agent for the Secured Parties (as defined below).

BACKGROUND:

(A)	Each Chargor enters into this Security Agreement in connection with the Indenture (as defined below).

(B)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

Account Bank means, in relation to a Restricted Account, the bank with which the Restricted Account is maintained.

Act means the Law of Property Act 1925.

Credit Agreement means the US$1,600,000,000 credit agreement dated 27 July 2010 as amended and restated on 6 August 2010 and further amended and restated on 21 September 2010, and as further amended from time to time, between (among others) the Issuers and the Senior Collateral Agent.

Critical Transfer Restriction means, with respect to any rights under an agreement to which a Chargor is a party, a term in such agreement that (a) provides that the assignment or transfer thereof, or the creation, attachment, perfection, or enforcement of a security interest or encumbrance therein, may give rise to a default, breach, claim, defence, termination, right of termination under such agreement, and (b) is enforceable under the laws applicable thereto.

Indenture means the indenture dated on or about the date of this Security Agreement (as amended and restated from time to time) between (among others) Pinafore, Inc., a Delaware corporation, Pinafore, LLC, a Delaware limited liability company, (each as an issuer), Holdings, Wilmington Trust FSB as trustee and the Collateral Agent as collateral agent, in relation to the issue of certain 9% senior secured second lien notes due 1 October 2018, as may be supplemented, modified, amended and/or restated from time to time.

Indenture Party means, collectively, the Issuer and Note Guarantors.

Lien means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).

Party means a party to this Security Agreement.

Receiver means a receiver and manager or a receiver, in each case, appointed under this Security Agreement.

Restricted Account means any account of a Chargor and includes:

(a)	any account details which are set out in Schedule 2 (Security Assets);

(b)	if there is a change of Account Bank, any account into which all or part of a credit balance from a Restricted Account is transferred; and

(c)	any account which is a successor to a Restricted Account on any re-numbering or re-designation of accounts and any account into which all or part of a balance from a Restricted Account is transferred for investment or administrative purposes.

Second Lien Note Documents means, collectively, the Indenture, the Securities and the Second Lien Collateral Documents.

Secured Liabilities means the Second Lien Obligations.

Secured Parties means, collectively, any Holders, the Trustee and the Collateral Agent.

Security means any Lien created, evidenced or conferred by or under this Security Agreement.

Security Assets means all assets of each Chargor the subject of any security created by this Security Agreement.

Security Period means the period beginning on the date of this Security Agreement and ending on the date on which all the Secured Liabilities have been paid and discharged in full.

Senior Collateral has the meaning given to it in the Second Lien Intercreditor Agreement.

Senior Collateral Agent means Citicorp USA, Inc. as collateral agent under the Credit Agreement.

1.2	Construction

(a)	Capitalised terms defined in the Indenture have, unless expressly defined in this Security Agreement, the same meaning in this Security Agreement.

(b)	The provisions of section 1.02 (Other Definitions) to section 1.04 (Rules of Construction) of the Indenture apply to this Security Agreement as though they were set out in full in this Security Agreement, except that references to the Second Lien Note Documents will be construed as references to this Security Agreement.

(c)	Notwithstanding anything in this Security Agreement to the contrary, no provision hereunder shall override the authority granted to the Collateral Agent in the Indenture to release or waive the security interest in respect of specific assets.

(d)	A reference to a Second Lien Note Document or other document or security shall be construed (without prejudice to any prohibition on amendments) as a reference to that Second Lien Note Document or other document or security as amended, restated, supplemented, novated or otherwise modified from time to time, including any change in the purpose of, any extension or any increase in the amount of a facility or any additional facility or accession or retirement of the parties to these agreements.

(e)	Any covenant of a Chargor under this Deed (other than a payment obligation) remains in force during the Security Period and is given for the benefit of each Secured Party.

(f)	The terms of the other Second Lien Note Documents and of any side letters between any Parties in relation to any Second Lien Note Document are incorporated in this Security Agreement to the extent required to ensure that any purported disposition of any freehold or leasehold property contained in this Security Agreement is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

(g)	If the Collateral Agent reasonably considers (acting in good faith and based on the advice of reputable third party counsel) that an amount paid to a Secured Party under a Second Lien Note Document is reasonably likely to be avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Security Agreement.

(h)	Unless the context otherwise requires, a reference to a Security Asset includes:

(i)	any part of that Security Asset; and

(ii)	the proceeds of that Security Asset.

2.	CREATION OF SECURITY

2.1	General

(a)	All the security created under this Security Agreement:

(i)	is created in favour of the Collateral Agent;

(ii)	is created over present and future assets of each Chargor;

(iii)	is security for the payment, discharge and performance of all the Secured Liabilities; and

(iv)	is made with full title guarantee in accordance with the Law of Property (Miscellaneous Provisions) Act 1994.

(b)	If the rights of a Chargor under a document cannot be secured without the consent of a party to that document:

(i)	this Security will secure all amounts which that Chargor may receive, or has received, after the date of this Security Agreement, under that document but exclude the document itself; and

(ii)	upon the request of the Collateral Agent, that Chargor must use reasonable endeavours to obtain the consent of the relevant party to that document being secured under this Security Agreement once an Event of Default has occurred and is continuing.

(c)	The Collateral Agent holds the benefit of this Security Agreement on trust for the Secured Parties.

(d)	This Security Agreement shall not create a specific security interest over any assets owned by a Chargor on the date hereof or hereafter acquired that are subject to a Lien of the type described in paragraphs (6), (8) and (24) of the definition of Permitted Liens (to the extent relating to Liens originally incurred pursuant to paragraphs (6) and (8) of the definition of Permitted Liens) of the Indenture that is permitted to be incurred pursuant to the provisions of the Indenture, if and to the extent that the contract or other agreement pursuant to which such Lien is granted or to which such assets are subject (or the documentation relating thereto) prohibits the creation of such specific security interest on such asset.

2.2	Land

(a)	Each Chargor charges:

(i)	by way of a first legal mortgage (ranking only after the Senior Collateral) all estates or interests in any Material Real Property now owned by it to the extent required by the provisions of Section 10.08 (Post-Closing Collateral) of the Indenture; this includes the real property (if any) specified in Schedule 2 (Security assets) under its name under the heading Material Real Property and/or which is designated in writing as Material Real Property by a Chargor; and

(ii)	(to the extent that they are not the subject of a mortgage under sub-paragraph (i) above) by way of first fixed charge (ranking only after the Senior Collateral) all estates or interests in any Material Real Property now owned by it.

(b)	A reference in this Subclause to a mortgage or charge of any freehold or leasehold property includes:

(i)	all buildings, fixtures, fittings and fixed plant and machinery on that property; and

(ii)	the benefit of any covenants for title given or entered into by any predecessor in title of a Chargor in respect of that property or any moneys paid or payable in respect of those covenants but shall exclude any leasehold properties where the consent of a third party is required for such mortgage or charge unless and until such consent is obtained (and, prior to an Event of Default which is continuing, no Chargor shall be obliged to obtain or investigate the possibility of obtaining any such third party consent).

2.3	Investments

(a)	Each Chargor charges by way of a first equitable mortgage (ranking only after the Senior Collateral) its interest in all shares, stocks, debentures, bonds or other securities and investments owned by it or held by any nominee on its behalf.

(b)	A reference in this Subclause to a mortgage or charge of any stock, share, debenture, bond or other security includes:

(i)	any dividend, interest or other distribution paid or payable in relation to it;

(ii)	any right, money or property accruing or offered at any time in relation to it by way of redemption, substitution, exchange, bonus or preference, under option rights or otherwise;

(iii)	any right against any clearance system; and

(iv)	any right under any custodian or other agreement.

2.4	Plant and machinery

Each Chargor charges by way of a first fixed charge (ranking only after the Senior Collateral) all plant and machinery owned by it and its interest in any plant or machinery in its possession.

2.5	Restricted credit balances

Each Chargor charges by way of first fixed charge (ranking only after the Senior Collateral) all of its rights in respect of any amount standing to the credit of any Restricted Account and the debt represented by it.

2.6	Insurances

Each Chargor assigns absolutely, subject to a proviso for re-assignment on redemption, all of its rights in respect of any contract or policy of insurance taken out by it or on its behalf or in which it has an interest.

2.7	Other contracts

Each Chargor assigns absolutely, subject to a proviso for re-assignment on redemption, all of its rights in respect of:

(a)	any agreement to which it is a party except to the extent that it is subject to:

(i)	any fixed security created under any other term of this Clause; or

(ii)	any Critical Transfer Restriction;

(b)	any letter of credit issued in its favour; and

(c)	any bill of exchange or other negotiable instrument held by it.

2.8	Intellectual property

Each Chargor charges by way of a first fixed charge (ranking only after the Senior Collateral), all of its rights in respect of:

(a)	any know-how, patent, trade mark, service mark, design, business name, topographical or similar right; this includes the patents and trademarks (if any) specified in Schedule 2 (Security Assets) under its name under the heading Specific Intellectual Property Rights;

(b)	any copyright or other intellectual property monopoly right; or

(c)	any interest (including by way of licence) in any of the above,

in each case whether registered or not and including all applications for the same.

2.9	Miscellaneous

Each Chargor charges by way of first fixed charge (ranking only after the Senior Collateral):

(a)	any beneficial interest, claim or entitlement it has in any pension fund;

(b)	its goodwill;

(c)	the benefit of any authorization (statutory or otherwise) held in connection with its use of any Security Asset;

(d)	the right to recover and receive compensation which may be payable to it in respect of any authorization referred to in paragraph (c) above; and

(e)	its uncalled capital.

2.10	Floating charge

(a)	Each Chargor charges by way of a first floating charge (ranking only after the Senior Collateral) all its assets not at any time otherwise effectively mortgaged, charged or assigned by way of fixed mortgage, charge or assignment under this Clause.

(b)	Except as provided below, the Collateral Agent may by notice to a Chargor convert the floating charge created by that Chargor under this Subclause into a fixed charge as regards any of that Chargor’s assets specified in that notice, if:

(i)	an Event of Default is outstanding; or

(ii)	the Collateral Agent reasonably considers those assets to be in danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy.

(c)	The floating charge created by this Subclause may not be converted into a fixed charge solely by reason of:

(i)	the obtaining of a moratorium; or

(ii)	anything done with a view to obtaining a moratorium,

under section 1A of the Insolvency Act 1986.

(d)	The floating charge created by this Subclause will automatically convert into a fixed charge over all of a Chargor’s assets if an administrator is appointed or the Collateral Agent receives notice of an intention to appoint an administrator.

(e)	The floating charge created by this Subclause is a qualifying floating charge for the purpose of paragraph 14 of Schedule B1 to the Insolvency Act 1986.

3.	REPRESENTATIONS AND WARRANTIES - GENERAL

3.1	Representations and warranties

Each Chargor makes the representations and warranties as set out in this Security Agreement to each Secured Party.

3.2	Times for making representations and warranties

(a)	The representations and warranties set out in this Security Agreement are made on the date of this Security Agreement.

(b)	Each representation and warranty under this Security Agreement is deemed to be repeated by each Chargor on the last Business Day of each calendar quarter.

(c)	When a representation and warranty is repeated, it is applied to the circumstances existing at the time of repetition.

4.	RESTRICTIONS ON DEALINGS

No Chargor may:

(a)	create or permit to subsist any Lien on any Security Asset; or

(b)	sell, transfer, licence, lease or otherwise dispose of any Security Asset,

except as not prohibited under the Indenture.

5.	LAND

5.1	Notices

Each Chargor must, within 14 days after the receipt by it of any application, requirement, order or notice served or given by any public or local or any other authority with respect to any Material Real Property (or any part of it):

(a)	deliver a copy to the Collateral Agent; and

(b)	inform the Collateral Agent of the steps taken or proposed to be taken to comply with the relevant requirements, if and to the extent that failure to take any action could reasonably be expected to have a Material Adverse Effect.

5.2	H.M. Land Registry

Each Chargor consents to a restriction in the following terms being entered into on the Register of Title relating to any Material Real Property registered at H.M. Land Registry:

“No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the security agreement dated [—] September 2010 in favour of Wilmington Trust FSB, as Collateral Agent, referred to in the charges register or their conveyancer. (Standard Form P)”

5.3	Deposit of title deeds

Each Chargor must deposit (if so requested) with the Collateral Agent all deeds and documents of title relating to its Material Real Property and all local land charges, land charges and Land Registry search certificates and similar documents received by it or on its behalf.

5.4	Power to remedy

If a Chargor fails to perform any term affecting its Material Real Property upon the occurrence and during the continuance of an Event of Default and upon notice by the Collateral Agent of its intent to exercise remedies, that Chargor must allow the Collateral Agent or its agents and contractors:

(a)	to enter any part of its Material Real Property;

(b)	to comply with or object to any notice served on that Chargor in respect of its Material Real Property; and

(c)	to take any action as the Collateral Agent may reasonably consider necessary to prevent or remedy any breach of any such term or to comply with or object to any such notice.

That Chargor must promptly following request by the Collateral Agent pay the costs and expenses of the Collateral Agent or its agents and contractors reasonably incurred in connection with any action taken by it under this Subclause.

6.	INVESTMENTS

6.1	General

In this Clause:

Investments means:

(a)	all shares, stocks, debentures, bonds or other securities and investments included in the definition of Security Assets in Clause 1.1 (Definitions);

(b)	any dividend, interest or other distribution paid or payable in relation to any of the above;

(c)	any right, money or property accruing or offered at any time in relation to any of the above by way of redemption, substitution, exchange, bonus or preference under option rights or otherwise;

(d)	any right against any clearance system in relation to any of the above; and

(e)	any right under any custodian or other agreement in relation to any of the above.

6.2	Investments

Each Chargor represents to each Secured Party that:

(a)	to the extent applicable, its Investments, are duly authorised, validly issued and fully paid and are not subject to any option to purchase or similar right;

(b)	it is the sole legal and beneficial owner of its Investments; and

(c)	subject to any Liens expressly permitted under the Indenture, the Investments are free and clear of all Liens.

6.3	Deposit

Subject to section 5.05 (Gratuitous Bailee for Perfection) of the Second Lien Intercreditor Agreement, each Chargor must:

(a)	promptly deposit with the Collateral Agent, or as the Collateral Agent may reasonably direct, all certificates and other documents of title or evidence of ownership in relation to any of its Investments;

(b)	promptly deliver to the Collateral Agent executed and (unless exempt from stamp duty), pre-stamped share transfers and other documents in respect of any of its

Investments in favour of the Collateral Agent or any of its nominees as transferee or, if the Collateral Agent so directs, with the transferee left blank (and the Collateral Agent shall not take any action in relation to the documents delivered under this paragraph (b) if as a result thereof transfer of legal title would occur unless at such time an Event of Default has occurred and is continuing); and

(c)	promptly take any action and execute and deliver to the Collateral Agent all share transfers and other documents which may be requested by the Collateral Agent in order to enable the Collateral Agent or its nominees to be registered as the owner or otherwise obtain a legal title to any of its Investments; this includes procuring that those share transfers and other documents are registered by the company in which, to the extent applicable, its Investments are held and that share certificates and other documents in the name of the transferee are delivered to the Collateral Agent provided that the relevant Chargor shall not be required to take any such action under this paragraph (c) (and the Collateral Agent shall not take any such action) if as a result thereof transfer of legal title would occur unless at such time an Event of Default has occurred and is continuing.

6.4	Changes to rights

No Chargor must take or (so far as is within its control) allow the taking of any action on its behalf which results either (a) in the rights attaching to any Investments being altered in a way which could reasonably be expected to materially and adversely affect the interests of the Secured Parties; or (b) further shares being issued save where such shares will be subject to security in favour of the Collateral Agent on substantially the same terms as set out herein unless otherwise permitted by the Indenture.

6.5	Transfer

Each Chargor must ensure that the articles of association of the company in which, to the extent applicable, its Investments are held do not contain any restriction on, or requirement for any consent to, any transfer of the Investments as contemplated by, or upon enforcement of, this Security.

6.6	Calls

(a)	Each Chargor must pay all calls and other payments due and payable in respect of any Investments save where failure to do so would not reasonably be expected to have a material adverse effect on the Investments or a Material Adverse Effect.

(b)	If a Chargor fails to do so, the Collateral Agent may pay any such calls or other payments on behalf of that Chargor. That Chargor must promptly following demand reimburse the Collateral Agent for any payment made by the Collateral Agent under this Subclause and, pending reimbursement, that payment will constitute part of the Secured Liabilities.

6.7	Other obligations in respect of Investments

(a)	Each Chargor must comply with all requests for information which is within its knowledge and which are made under any law or regulation or by any listing or other authority or any similar provision contained in any constitutional document relating to any of its Investments save where failure to do so would not reasonably be expected to have a material adverse effect on the Investments or a Material Adverse Effect. If it fails to do so, the Collateral Agent may elect to provide such information as it may have on behalf of that Chargor.

(b)	Each Chargor must promptly supply to the Collateral Agent a copy of any material information referred to in sub-paragraph (a) above.

(c)	Each Chargor must comply with all other conditions and obligations assumed by it in respect of any of its Investments save where failure to do so would not reasonably be expected to have a material adverse effect on the Investments or a Material Adverse Effect.

(d)	No Secured Party is obliged to:

(i)	perform or fulfil any obligation of a Chargor;

(ii)	make any payment;

(iii)	make any enquiry as to the nature or sufficiency of any payment received by it or a Chargor; or

(iv)	present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Security Agreement,

in respect of any Investment.

6.8	Voting rights

(a)	Before this Security becomes enforceable, each Chargor may continue to exercise the voting rights, powers and other rights in respect of the Investments, provided that no Chargor may exercise its voting rights in a way that would be in violation of any terms of this Security Agreement, the Indenture or any other Second Lien Note Document or would have a material adverse effect on the Investments.

(b)	Before this Security becomes enforceable, if any Investments have been registered in the name of the Collateral Agent or its nominee, the Collateral Agent (or its nominee) must exercise the voting rights, powers and other rights in respect of the Investments in the manner in which the relevant Chargor may direct in writing, provided that the relevant Chargor may not direct the Collateral Agent to exercise such voting rights, powers and other rights in a way that would be in violation of any terms of this Security Agreement, the Indenture or any other Second Lien Note Document or would have a material adverse effect on the Investments. The Collateral Agent (or that nominee) will execute any form of proxy or other document which a Chargor may reasonably require for this purpose.

(c)	Before this Security becomes enforceable, all dividends or other income or distributions paid or payable in relation to any Investments and permitted under the Indenture must be paid to the relevant Chargor. To achieve this (if any Investments have been registered in the name of the Collateral Agent or its nominee):

(i)	the Collateral Agent or its nominee, at the written request and expense of the relevant Chargor, must promptly execute any dividend mandate necessary to ensure that payment is made direct to the relevant Chargor; or

(ii)	if payment is made directly to the Collateral Agent (or its nominee) before this Security becomes enforceable, the Collateral Agent (or that nominee), at the written request and expense of the relevant Chargor, must promptly pay that amount to the relevant Chargor, to the extent that such payment is permitted under the Indenture.

(d)	Before this Security becomes enforceable (if any Investments have been registered in the name of the Collateral Agent or its nominee), the Collateral Agent must use its reasonable endeavours to forward to the relevant Chargor all material notices, correspondence and/or other communication it receives in relation to the Investments.

(e)	After this Security has become enforceable, the Collateral Agent or its nominee may exercise or refrain from exercising:

(i)	any voting rights; and

(ii)	any other powers or rights which may be exercised by the legal or beneficial owner of any Investments, any person who is the holder of any Investments or otherwise,

in each case, in the name of the relevant Chargor, the registered holder or otherwise and without any further consent or authority on the part of that Chargor and irrespective of any direction given by that Chargor. The Collateral Agent and any nominee shall however promptly inform that Chargor of any action taken under this Subclause.

(f)	To the extent that any Investment remains registered in the name of a Chargor, that Chargor irrevocably appoints the Collateral Agent or its nominee as its proxy to exercise all voting rights in respect of those Investments at any time after this Security has become enforceable.

(g)	Each Chargor must indemnify the Collateral Agent against any loss or liability incurred by the Collateral Agent as a consequence of the Collateral Agent acting in respect of the Investments at the direction of that Chargor save for any such loss or liability which has been caused by the gross negligence or wilful misconduct of the Collateral Agent or otherwise in breach of any Applicable Law or regulation.

6.9	Clearance systems

(a)	Each Chargor must, if so requested by the Collateral Agent after the occurrence of an Event of Default:

(i)	instruct any clearance system to transfer any Investments held by it for that Chargor or its nominee to an account of the Collateral Agent or its nominee with that clearance system; and

(ii)	take whatever action the Collateral Agent may request for the dematerialisation or rematerialisation of any shares held in a clearance system.

(b)	Without prejudice to the rest of this Subclause the Collateral Agent may, at the expense of the relevant Chargor (provided that such expenses are reasonably incurred), take whatever action is reasonably required for the dematerialisation or rematerialisation of the shares as necessary.

6.10	Custodian arrangements

Each Chargor must:

(a)	promptly give notice of this Security Agreement to any custodian of, to the extent applicable, any of its Investments; and

(b)	use reasonable endeavours to ensure that the custodian acknowledges that notice.

6.11	Financial Collateral

(a)	To the extent that the assets mortgaged or charged under this Security Agreement constitute “financial collateral” and this Security Agreement and the obligations of a Chargor under this Security Agreement constitute a “security financial collateral arrangement” (in each case for the purpose of and as defined in the Financial Collateral Arrangements (No. 2) Regulations 2003 (SI 2003 No. 3226)) the Collateral Agent will have the right after this Security has become enforceable to appropriate all or any part of that financial collateral in or towards the satisfaction of the Secured Liabilities.

(b)	Where any financial collateral is appropriated:

(i)	if the financial collateral is listed or traded on a recognised exchange its value will be taken as the value at which it could have been sold on the exchange on the date of appropriation; or

(ii)	in any other case, the value of the financial collateral will be such amount as the Collateral Agent reasonably determines, acting in good faith and in consultation with the relevant Chargor, having taken into account advice obtained by it from an independent investment or accountancy firm of national standing selected by it;

and each Secured Party will give credit for the proportion of the value of the financial collateral appropriated to its use.

7.	RESTRICTED CREDIT BALANCES

7.1	Representations

Each Chargor represents to each Secured Party that:

(a)	it is the sole legal and beneficial owner of the credit balance from time to time in each Restricted Account which it maintains; and

(b)	subject to any Liens expressly permitted under the Indenture, the credit balances are free and clear of all Liens and any other rights or interests in favour of third parties.

7.2	Withdrawals

Before this Security becomes enforceable, each Chargor may withdraw any moneys (including interest) standing to the credit of any Restricted Account without the prior consent of the Collateral Agent.

7.3	Change of Account Banks

(a)	The Account Bank may be changed to another bank or financial institution.

(b)	Following a change of Account Bank, the relevant Chargor shall promptly deliver a notice substantially in the form set out in Schedule 3 (Forms of letter for Account Bank).

7.4	Notices of charge

Each Chargor must:

(a)	promptly serve a notice of charge, substantially in the form of Part 1 of Schedule 3 (Forms of letter for Account Bank) on each Account Bank; and

(b)	use its reasonable endeavours to ensure that each Account Bank acknowledges the notice, substantially in the form of Part 2 of Schedule 3 (Forms of letter for Account Bank), provided that such obligation shall cease if such acknowledgement has not been delivered within 20 Business Days of the giving of the notice referred to in paragraph (a) above.

8.	INTELLECTUAL PROPERTY

8.1	General

In this Clause Intellectual Property Rights means:

(a)	any know-how, patent, trade mark, service mark, design, business name, topographical or similar right;

(b)	any copyright or other intellectual property monopoly right;

(c)	any interest (including by way of licence) in any of the above; or

(d)	any application for any of the above,

in each case, whether registered or not, and included in the definition of Security Assets in Clause 1.1 (Definitions).

8.2	Preservation

Each Chargor must:

(i)	make such registrations and pay such fees, registration taxes and similar amounts as are necessary to keep its Intellectual Property Rights in force;

(ii)	take all other steps which are reasonably practicable to maintain and preserve its interests in its Intellectual Property Rights;

(iii)	make entries in any public register of its Intellectual Property Rights which either record the existence of this Security Agreement or the restrictions on disposal imposed by this Security Agreement; and

(iv)	take such steps as are necessary (including the institution of legal proceedings) to prevent third parties infringing those Intellectual Property Rights,

save where failure to take any such action could not reasonably be expected to have a Material Adverse Effect.

9.	PRESERVATION OF SECURITY

9.1	Continuing security

This Security is a continuing security and will extend to the ultimate balance of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

9.2	Reinstatement

(a)

If any discharge (whether in respect of the obligations of any Loan Party or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation, administration or otherwise without limitation, the liability of each Chargor under this Security Agreement will continue or be reinstated as if the discharge or arrangement had not occurred.

(b)	Each Secured Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

9.3	Waiver of defences

The obligations of a Chargor under this Security Agreement will not be affected by any act, omission or thing (whether or not known to it or any Secured Party) which, but for this provision, would reduce, release or prejudice any of its obligations under this Security Agreement. This includes:

(a)	any time or waiver granted to, or composition with, any person;

(b)	any release of any person under the terms of any composition or arrangement;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

(d)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity, lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(f)	any amendment of a Second Lien Note Document or any other document or security; or

(g)	any unenforceability, illegality, invalidity or non-provability of any obligation of any person under any Second Lien Note Document or any other document or security or the failure by that Chargor or any of its Subsidiaries to enter into or be bound by any Second Lien Note Document.

9.4	Immediate recourse

Each Chargor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other right or security or claim payment from any person or file any proof or claim in any insolvency, administration, winding-up or liquidation proceedings relative to any other Indenture Party or any other person before claiming from that Chargor under this Security Agreement.

9.5	Appropriations

At any time during the Security Period, each Secured Party (or any trustee or agent on its behalf) may without affecting the liability of a Chargor under this Security Agreement:

(a) (i)	refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) against those amounts; or

(ii)	apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise); and

(b)	hold in a non interest-bearing suspense account any moneys received from a Chargor or on account of a Chargor’s liability under this Security Agreement.

9.6	Non-competition

Unless the Security Period has expired, no Chargor will, after a claim has been made under this Security Agreement or by virtue of any payment or performance by it under this Security Agreement:

(a)	be subrogated to any rights, security or moneys held, received or receivable by any Secured Party (or any trustee or agent on its behalf);

(b)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of a Chargor’s liability under this Clause;

(c)	claim, rank, prove or vote as a creditor of any Indenture Party or its estate in competition with any Secured Party (or any trustee or agent on its behalf); or

(d)	receive, claim or have the benefit of any payment, distribution or security from or on account of any Indenture Party, or exercise any right of set-off as against any Indenture Party.

Each Chargor must hold in trust for and immediately pay or transfer to the Collateral Agent for the Secured Parties any payment or distribution or benefit of security received by it contrary to this Clause or in accordance with any directions given by the Collateral Agent under this Clause.

9.7	Additional security

(a)	This Security Agreement is in addition to and is not in any way prejudiced by any other security now or subsequently held by any Secured Party.

(b)	No prior security held by any Secured Party (in its capacity as such or otherwise) over any Security Asset will merge into this Security.

9.8	Security held by the Chargors

No Chargor may hold any security from any other Indenture Party in respect of that Chargor’s liability under this Security Agreement. That Chargor will hold any security held by it in breach of this provision on trust for the Collateral Agent.

10.	WHEN SECURITY BECOMES ENFORCEABLE

10.1	Timing

This Security will become immediately enforceable upon the occurrence and during the continuance of an Event of Default.

10.2	Enforcement

After this Security has become enforceable, the Collateral Agent may in its absolute discretion enforce all or any part of this Security in any manner it sees fit.

11.	ENFORCEMENT OF SECURITY

11.1	General

(a)	The power of sale and any other powers conferred on a mortgagee by law (including under Section 101 of the Act), as amended by this Security Agreement, will be immediately exercisable at any time after this Security has become enforceable.

(b)	For the purposes of all powers implied by statute, the Secured Liabilities are deemed to have become due and payable on the date of this Security Agreement.

(c)	Any restriction imposed by law on the power of sale (including under section 103 of the Act) or the right of a mortgagee to consolidate mortgages (including under section 93 of the Act) does not apply to this Security.

(d)	The statutory powers of leasing conferred on the Collateral Agent are extended so as to authorise the Collateral Agent to lease, make agreements for leases, accept surrenders of leases and grant options as the Collateral Agent may think fit and without the need to comply with any provision of section 99 or 100 of the Act.

11.2	No liability as mortgagee in possession

Neither the Collateral Agent nor any Receiver will be liable, by reason of entering into possession of a Security Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable.

11.3	Privileges

Each Receiver and the Collateral Agent is entitled to all the rights, powers, privileges and immunities conferred by law (including the Act) on mortgagees and receivers duly appointed under any law (including the Act), except that Section 103 of the Act does not apply.

11.4	Protection of third parties

No person (including a purchaser) dealing with the Collateral Agent or a Receiver or its or his agents will be concerned to enquire:

(a)	whether the Secured Liabilities have become payable;

(b)	whether any power which the Collateral Agent or a Receiver is purporting to exercise has become exercisable or is being properly exercised;

(c)	whether any money remains due under the Second Lien Note Documents; or

(d)	how any money paid to the Collateral Agent or to that Receiver is to be applied.

11.5	Redemption of prior mortgages

(a)	At any time after this Security has become enforceable, the Collateral Agent may:

(i)	redeem any prior Lien against any Security Asset; and/or

(ii)	procure the transfer of that Lien to itself; and/or

(iii)	settle and pass the accounts of the prior mortgagee, chargee or encumbrancer; any accounts so settled and passed will be, in the absence of manifest error, conclusive and binding on each Chargor.

(b)	Each Chargor must pay to the Collateral Agent, promptly following demand, the costs and expenses incurred by the Collateral Agent in connection with any such redemption and/or transfer, including the payment of any principal or interest.

11.6	Contingencies

If this Security is enforced at a time when no amount is due under the Second Lien Note Documents but at a time when amounts may or will become due, the Collateral Agent (or the Receiver) may pay the proceeds of any recoveries effected by it into such number of suspense accounts as it considers appropriate.

12.	RECEIVER

12.1	Appointment of Receiver

(a)	Except as provided below, the Collateral Agent may appoint any one or more persons to be a Receiver of all or any part of the Security Assets if:

(i)	this Security has become enforceable; or

(ii)	a Chargor so requests the Collateral Agent in writing at any time.

(b)	Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

(c)	Except as provided below, any restriction imposed by law on the right of a mortgagee to appoint a Receiver (including under section 109(1) of the Act) does not apply to this Security Agreement.

(d)	The Collateral Agent is not entitled to appoint a Receiver solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under section 1A of the Insolvency Act 1986.

12.2	Removal

The Collateral Agent may by writing under its hand remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

12.3	Remuneration

The Collateral Agent may fix the remuneration of any Receiver appointed by it and the maximum rate specified in Section 109(6) of the Act will not apply.

12.4	Agent of each Chargor

(a)	A Receiver will be deemed to be the agent of each Chargor for all purposes and accordingly will be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Act. Each Chargor is responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

(b)	No Secured Party will incur any liability (either to a Chargor or to any other person) by reason of the appointment of a Receiver or for any other reason.

12.5	Relationship with Collateral Agent

To the fullest extent allowed by law, any right, power or discretion conferred by this Security Agreement (either expressly or impliedly) or by law on a Receiver may after this Security becomes enforceable be exercised by the Collateral Agent in relation to any Security Asset without first appointing a Receiver and notwithstanding the appointment of a Receiver.

13.	POWERS OF RECEIVER

13.1	General

(a)	A Receiver has all of the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law. This includes all the rights, powers and discretions conferred on a receiver (or a receiver and manager) under the Act and the Insolvency Act, 1986.

(b)	If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Security Agreement individually and to the exclusion of any other Receiver.

13.2	Possession

A Receiver may take immediate possession of, get in and collect any Security Asset.

13.3	Carry on business

A Receiver may carry on any business of any Chargor in any manner he thinks fit.

13.4	Employees

(a)	A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Security Agreement upon such terms as to remuneration or otherwise as he thinks fit.

(b)	A Receiver may discharge any person appointed by any Chargor.

13.5	Borrow money

A Receiver may raise and borrow money either unsecured or on the security of any Security Asset either in priority to this Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

13.6	Sale of assets

(a)	A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b)	The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which he thinks fit.

(c)	Fixtures, other than landlord’s fixtures, may be severed and sold separately from the property containing them without the consent of the relevant Chargor.

13.7	Leases

A Receiver may let any Security Asset for any term and at any rent (with or without a premium) which he thinks fit and may accept a surrender of any lease or tenancy of any Security Asset on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

13.8	Compromise

A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of any Chargor or relating in any way to any Security Asset.

13.9	Legal actions

A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Security Asset which he thinks fit.

13.10	Receipts

A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Security Asset.

13.11	Subsidiaries

A Receiver may form a Subsidiary of any Chargor and transfer to that Subsidiary any Security Asset.

13.12	Delegation

A Receiver may delegate his powers in accordance with this Security Agreement.

13.13	Lending

A Receiver may lend money or advance credit to any customer of any Chargor.

13.14	Protection of assets

A Receiver may:

(a)	effect any repair or insurance and do any other act which any Chargor might do in the ordinary conduct of its business to protect or improve any Security Asset;

(b)	commence and/or complete any building operation; and

(c)	apply for and maintain any planning permission, building regulation approval or any other authorisation,

in each case as he thinks fit.

13.15	Other powers

A Receiver may:

(a)	do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Security Agreement or law;

(b)	exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Security Asset; and

(c)	use the name of any Chargor for any of the above purposes.

14.	APPLICATION OF PROCEEDS

Any moneys received by the Collateral Agent or that Receiver after this Security has become enforceable must be applied by the Collateral Agent in the following order of priority:

(a)	in or towards payment of or provision for all costs and expenses incurred by the Collateral Agent or any Receiver under or in connection with this Security Agreement and of all remuneration due to any Receiver under or in connection with this Security Agreement;

(b)	in payment to the Trustee for application towards the balance of the Secured Liabilities; and

(c)	in payment of the surplus (if any) to any Chargor or other person entitled to it.

Notwithstanding the foregoing, this Clause is subject to the payment of any claims having priority over this Security and to the terms of the Second Lien Intercreditor Agreement. This Clause does not prejudice the right of any Secured Party to recover any shortfall from any Chargor following compliance with the terms of the Second Lien Intercreditor Agreement.

15.	CURRENCY CONVERSION

Any amounts received by the Collateral Agent or the Secured Parties as a consequence of the exercise of the Collateral Agent’s rights provided for herein, including in respect of an Event of Default, shall be applied pursuant to the terms of the Second Lien Intercreditor Agreement. Where applicable, such amounts will be converted into U.S. Dollars at the reasonable market rates in force on the day of such conversion and then remitted (minus any commission or other amounts charged in connection with such conversion, if applicable) to the Collateral Agent for the benefit of the Secured Parties or directly to the Secured Parties, provided that if such conversion or remittance is not legally permitted or possible for any reason outside the Collateral Agent’s control at the time, such amounts may, at the sole discretion of the Collateral Agent or the Secured Parties, and if so permitted under applicable law, regulations and the terms of the Second Lien Intercreditor Agreement, be received in the applicable currency by the Collateral Agent or the Secured Parties.

16.	EXPENSES AND INDEMNITY

(a)	Each Chargor must:

(i)	immediately on demand pay all costs and expenses (including legal fees) incurred in connection with this Security Agreement by any Secured Party, Receiver, attorney, manager, agent or other person appointed by the Collateral Agent under this Security Agreement including any arising from any actual or alleged breach by any person of any law or regulation, whether relating to the environment or otherwise; and

(ii)	keep each of those persons indemnified against any failure or delay in paying those costs and expenses.

(b)	No Chargor will be liable for any amount claimed under and in accordance with paragraph (a) above to the extent that such an amount has arisen solely due to the gross negligence or wilful misconduct of any Secured Party, Receiver, attorney, manager, agent or other person appointed by the Collateral Agent under this Security Agreement.

17.	DELEGATION

17.1	Power of Attorney

The Collateral Agent or any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Security Agreement.

17.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Collateral Agent or any Receiver may think fit.

17.3	Liability

Neither the Collateral Agent nor any Receiver will be in any way liable or responsible to any Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

18.	FURTHER ASSURANCES

Each Chargor must comply with its further assurance obligations in section 4.15 (Further Assurances) of the Indenture.

19.	POWER OF ATTORNEY

Each Chargor, by way of security, irrevocably and severally appoints the Collateral Agent, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which that Chargor is obliged to take under this Security Agreement but which it has not taken within the timeframe permitted by this Security Agreement. Each Chargor ratifies and confirms whatever any attorney does or purports to do under its appointment under this Clause.

20.	CHANGES TO THE PARTIES

20.1	The Chargors

No Chargor may assign or transfer any of its rights or obligations under this Security Agreement other than in connection with the transfer of shares to a Note Guarantor as contemplated by the Company Reorganization (as defined in the Credit Agreement), provided that such transfer is expressly subject to this Security and the transferee agrees to be bound by the terms of this Security Agreement.

20.2	The Secured Parties

(a)	Any Secured Party may assign or otherwise dispose of all or any of its rights under this Security Agreement in accordance with the terms of the Second Lien Note Documents to which it is a party and may disclose any information in its possession relating to a Chargor to any actual or prospective assignee, transferee or participant if so permitted by the terms of the Second Lien Note Documents.

(b)	References to the Collateral Agent in this Security Agreement include any successor Collateral Agent appointed under the Credit Agreement.

21.	INTERCREDITOR

(a)	Notwithstanding anything to the contrary herein, the Security and the exercise by the Collateral Agent of any right or remedy under this Security Agreement are subject to the provisions of the Second Lien Intercreditor Agreement.

(b)	In the event of any conflict between the terms of Second Lien Intercreditor Agreement and this Security Agreement, the terms of the Second Lien Intercreditor Agreement shall prevail.

22.	MISCELLANEOUS

22.1	Covenant to pay

Each Chargor must pay or discharge the Secured Liabilities in the manner provided for in the Second Lien Note Documents.

22.2	Tacking

Each Issuer must perform its obligations under the Indenture (including any obligation to make available further Securities).

22.3	New Accounts

(a)	If any subsequent charge or other interest affects any Security Asset, the Secured Party may open a new account with a Chargor.

(b)	If the Secured Party does not open a new account, it will nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice of that charge or other interest.

(c)	As from that time all payments made to the Secured Party will be credited or be treated as having been credited to the new account and will not operate to reduce any Secured Liability.

22.4	Time deposits

Without prejudice to any right of set-off any Secured Party may have under any other Second Lien Note Document or otherwise, if any time deposit matures on any account a Chargor has with any Secured Party within the Security Period when:

(a)	this Security has become enforceable; and

(b)	no Secured Liability is due and payable,

that time deposit will automatically be renewed for any further maturity which that Secured Party considers appropriate.

23.	RELEASE

At the end of the Security Period, the Secured Parties must, at the request and cost of a Chargor, take whatever action is necessary to release its Security Assets from this Security. In addition, if any Security Asset is being disposed of or otherwise transferred to a person other than the Issuers or any Note Guarantor pursuant to a transaction which is either permitted by or consented to under the Indenture, the Collateral Agent shall, at the reasonable request and cost of the relevant Chargor, release, reassign or discharge (as appropriate) such Security Asset from this Security.

24.	EVIDENCE AND CALCULATIONS

24.1	Accounts

Accounts maintained by a Secured Party in connection with this Security Agreement are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

24.2	Certificates and determinations

Any certification or determination by a Secured Party of a rate or amount under the Indenture will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

24.3	Calculations

Any interest or fee accruing under this Security Agreement accrues from day to day and is calculated as set out under section 1(a) (Interest) of the form of the reverse side of the Initial Security under Exhibit A of the Indenture.

25.	NOTICES

Any communication in connection with this Security Agreement must be given in accordance with the terms of the Indenture.

26.	SEVERABILITY

If a term of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Security Agreement; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Security Agreement.

27.	WAIVERS AND REMEDIES CUMULATIVE

The rights of each Secured Party under this Security Agreement:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under the general law; and

(c)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any right is not a waiver of that right.

28.	COUNTERPARTS

This Security Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Security Agreement.

29.	GOVERNING LAW

This Security Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

30.	ENFORCEMENT

30.1	Jurisdiction

(a)	The English courts have exclusive jurisdiction to settle any dispute including a dispute relating to non-contractual obligations arising out of or in connection with this Security Agreement.

(b)	The English courts are the most appropriate and convenient courts to settle any such dispute in connection with this Security Agreement. Each Chargor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Security Agreement.

(c)	This Clause is for the benefit of the Secured Parties only. To the extent allowed by law, a Secured Party may take:

(i)	proceedings in any other court; and

(ii)	concurrent proceedings in any number of jurisdictions.

(d)	References in this Clause to a dispute in connection with this Security Agreement includes any dispute as to the existence, validity or termination of this Security Agreement.

30.2	Waiver of immunity

Each Chargor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by a Secured Party against it in relation to this Security Agreement and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

This Security Agreement has been entered into and executed as a deed by each Chargor with the intention that it be delivered on the date stated at the beginning of this deed. It may be executed by the Collateral Agent under hand or if it prefers as a deed

SIGNATORIES

Chargors

EXECUTED AS A DEED by	)
ACD TRIDON (HOLDINGS) LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
AIR SYSTEM COMPONENTS INVESTMENTS CHINA LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
BETA NACO LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
BRITISH INDUSTRIAL VALVE COMPANY LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
GATES AUTO PARTS HOLDINGS CHINA LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
GATES HOLDINGS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
H HEATON LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
OLYMPUS (ORMSKIRK) LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
RUSKIN AIR MANAGEMENT LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
SHIITAKE LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
STACKPOLE INVESTMENTS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
SWINDON SILICON SYSTEMS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS ENGINEERING LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS FINANCE LUXEMBOURG LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS FINANCE LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS FUNDING LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS IDEAL CLAMPS (SUZHOU) INVESTMENTS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS INVESTMENTS CHINA LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS INVESTMENTS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS OVERSEAS COMPANY UNLIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS OVERSEAS INVESTMENTS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS PENSION SERVICES LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS SC1 LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS STERLING COMPANY UNLIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY UNLIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS TREASURY (DOLLAR) COMPANY UNLIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TOMKINS TREASURY (EURO) COMPANY UNLIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
TRICO PRODUCTS (DUNSTABLE) LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

EXECUTED AS A DEED by	)
WILLER & RILEY LIMITED	) /s/ John Zimmerman
acting by JOHN ZIMMERMAN	)

Attorney

In the presence of:

Witness’s signature:	/s/ Joanna Macintosh

Name:	JOANNA MACINTOSH

Address:	99 BISHOPSGATE LONDON EC2M 3XF

Collateral Agent

EXECUTED AS A DEED by

WILMINGTON TRUST FSB, as collateral agent

By:    /s/ Joseph P. O’Donnell

Joseph P. O’Donnell

Vice President